SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): October 15, 1998

          Onyx Acceptance Grantor Trust 1998-B
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-51239                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
949 450-5500







Item 5.  Other Events

         On behalf of the Onyx Acceptance Owner Trust 1998-B, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of September1,1998 with Onyx Acceptance Financial Corporation as registrant and seller and Bankers Trust(Delaware) as Owner Trustee and The Chase Manhattan Bank as Co-Owner Trustee, the registrant has caused to be filed with the Commission,the October 1998 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx AcceptanceOwner Trust 1998-B and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 1998-A for the month of October 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: October 29, 1998

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy               Executive Vice President
Date: October 29, 1998

Exhibit 19

Onyx Acceptance Owner Trust 1998-B       Distribution Date Statement

       5.60Class A-1 Auto Loan Backed Notes                          $165,000,000
       5.85Class A-2 Auto Loan Backed Notes                           $72,500,000
       0.00Class A-3 Auto Loan Backed Notes                                    $0
       0.00Class A-4 Auto Loan Backed Notes                                    $0
       6.Auto Loan Backed Certificates                                $12,500,285

         Total Securities Issued                                     $250,000,285

Collection Period Beginning on:                                                09/01/98
Collection Period Ending on:                                                   09/30/98
Distribution Date:                                                             10/15/98

       1 Original Pool Balance of underlying Contracts                                                           $250,000,285.00
       2 Collection Period Beginning Pool Balance of underlying Contracts                                        $250,000,285.00
       3 Securities Balance (Notes outstanding principal amount + Certificate Balance): Beginning                $250,000,285.00


         Net Collections for the Collection Period
       4 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                                     $9,819,510.03
       5 Full Prepayments through first 5 business days of current month (Precompute only)                            204,503.99
       5aFull Prepayments through first 5 business days of current month (Simple interest  only)                      672,599.55
       6 Full Prepayments included in Prior Collection Period (Precompute only)                                             0.00
       6aFull Prepayments included in Prior Collection Period (Simple Interest only)                                        0.00
       7 Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                                     247,839.79
       8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                                0.00
       9 Yield Supplement Amount to be Deposited to Collection Account                                                      0.00
      10 Net Liquidation Proceeds on Defaulted Contracts                       01-Seto98         30-Sep-98                  0.00
      11 Net Liquidation Proceeds first 5 business days of current month                                                    0.00
      12 Net Liquidation Proceeds included in Prior Collection Period                                                       0.00
      13 Net Insurance Proceeds                                                                                             0.00
      14 Net Insurance Proceeds first 5 business days of current month                                                      0.00
      15 Net Insurance Proceeds included in Prior Collection Period                                                         0.00
      16 Aggregate Purchase Amount for Purchased Contracts (Repurchases)                                                    0.00
      17 Reinvestment Earnings on Funds in Collection Acct (ccma + invest)     01-Seto98         30-Sep-98             17,112.07

      18 Net Collections (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                                              $10,465,885.85

         Computation of Regular Principal Distributable Amount
      19 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                                 726,946.30
      20 Principal Collected: Payments only - Simple Interest contracts                                             2,271,708.58
      21 Principal Collected: Full Prepayments - S.I. thru month-end           01-Seto98         30-Sep-98          2,869,791.59
      22 Full Prepayments through first 5 business days of current month: Simple Interest only                        672,599.55
      23 Full Prepayments: Precompute only through month end                   01-Seto98         30-Sep-98            769,758.19
      24 Full Prepayments through first 5 business days of current month: Precompute only                             204,503.99
      25 Defaulted Contracts  (Liquidated Proceeds received)                   01-Seto98         30-Sep-98                  0.00
      26 Defaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month                      0.00
      27 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                          0.00
      28 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of current mo.      0.00
      29 Repurchased Contracts                                                                                              0.00

      30 Regular Principal Distributable Amount  (Sum of 19 thru 29)                                               $7,515,308.20

      31 Collection Period Ending Pool Balance of underlying Contracts (Beg Bal less Regular Principal Distributa$242,484,976.80-30)
      32 Collection Period Ending Pool Balance as a percent of Original Pool Balance (31 / 1)                              96.99%

      33 Accelerated Principal Target Level  (102% x (Beginning Securities balance - Regular Principal Distributa$247,334,676.34
      34 Accelerated Principal Distributable Amount  (Only if Spread Acct maximum met)                                     $0.00

         Calculation of Note Interest Distributable Amount
         Note Interest Accrual Period begins                                   09/11/98
         Note Interest Accrual Period ends                                     10/14/98

      35   Class A-1 Notes:   Outstanding Principal Amount as of end of prior Distribution Date                  $165,000,000.00

      36   Class A-1 Note Interest Carryover Shortfall                                                                     $0.00
      37   Class A-1 Note Interest Accrual over Interest Accrual Period @       5.Class A-1 RaBased on 30/360 days   $872,666.67

      38   Class A-1 Note Interest Distributable Amount (36 + 37)                                                    $872,666.67

      39   Class A-2 Notes:   Outstanding Principal Amount as of end of prior Distribution Date                   $72,500,000.00

      40   Class A-2 Note Interest Carryover Shortfall                                                                     $0.00
      41   Class A-2 Note Interest Accrual over Interest Accrual Period @       5.Class A-2 RaBased on 30/360 days   $400,562.50

      42   Class A-2 Note Interest Distributable Amount (40 + 41)                                                    $400,562.50

      43   Class A-3 Notes:   Outstanding Principal Amount as of end of prior Distribution Date                            $0.00

      44   Class A-3 Note Interest Carryover Shortfall                                                                     $0.00
      45   Class A-3 Note Interest Accrual over Interest Accrual Period @       0.Class A-3 RaBased on 30/360 days         $0.00

      46   Class A-3 Note Interest Distributable Amount (44 + 45)                                                          $0.00

      47   Class A-4 Notes:   Outstanding Principal Amount as of end of prior Distribution Date                            $0.00

      48   Class A-4 Note Interest Carryover Shortfall                                                                     $0.00
      49   Class A-4 Note Interest Accrual over Interest Accrual Period @       0.Class A-4 RaBased on 30/360 days         $0.00

      50   Class A-4 Note Interest Distributable Amount (48 + 49)                                                          $0.00

      51 Note Interest Distributable Amount - Total all Notes (38+43+46+50)                                        $1,273,229.17

         Calculation of Note Principal Distributable Amount
      52   Class A-1 Note original outstanding principal amount                                                  $165,000,000.00
      53   Class A-1 Note outstanding principal amount: Beginning  (35)                                          $165,000,000.00
      54   Class A-1 Note Principal Carryover Shortfall for immediately preceding Distribution Date                        $0.00
      55   Class A-1 Note Percentage                                                                                      100%
      56   Class A-1 Note Percentage multiplied by Regular Principal Distributable Amount (must beless or= 53-54)  $7,515,308.20
      57   Class A-1 Note Accelerated Principal Distributable Amount                                                       $0.00
      58   Class A-1 Note Principal Distributable Amount (54 + 56 + 57)                                            $7,515,308.20

      59   Class A-1 Note outstanding principal amount: Ending (53 - 58)                                         $157,484,691.80
      60   Class A-1 Note Pool Factor  (59 / 52)                                                                            0.954453

      61   Class A-2 Note original outstanding principal amount                                                   $72,500,000.00
      62   Class A-2 Note outstanding principal amount: Beginning (39)                                            $72,500,000.00
      63   Class A-2 Note Principal Carryover Shortfall for immediately preceding Distribution Date                        $0.00
      64   Class A-2 Note Percentage                                                                                        0%
      65   Class A-2 Note Percentage multiplied by Regular Principal Distributable Amoun (must belessor= 62-63)            $0.00
      66   Class A-2 Note Accelerated Principal Distributable Amount                                                       $0.00
      67   Class A-2 Note Principal Distributable Amount (63 + 65 + 66)                                                    $0.00

      68   Class A-2 Note outstanding principal amount: Ending (62 - 67)                                          $72,500,000.00
      69   Class A-2 Note Pool Factor (68 / 61)                                                                             1.000000

      70   Class A-3 Note original outstanding principal amount                                                            $0.00
      71   Class A-3 Note outstanding principal amount: Beginning (43)                                                     $0.00
      72   Class A-3 Note Principal Carryover Shortfall for immediately preceding Distribution Date                        $0.00
      73   Class A-3 Note Percentage                                                                                        0%
      74   Class A-3 Note Percentage multiplied by Regular Principal Distributable Amount (must beless or= 71-72)          $0.00
      75   Class A-3 Note Accelerated Principal Distributable Amount                                                       $0.00
      76   Class A-3 Note Principal Distributable Amount (72 + 74 + 75)                                                    $0.00

      77   Class A-3 Note outstanding principal amount: Ending (71 - 76)                                                   $0.00
      78   Class A-3 Note Pool Factor (77 / 70)                                                                             0.000000

      79   Class A-4 Note original outstanding principal amount                                                            $0.00
      80   Class A-4 Note outstanding principal amount: Beginning (47)                                                     $0.00
      81   Class A-4 Note Principal Carryover Shortfall for immediately preceding Distribution Date                        $0.00
      82   Class A-4 Note Percentage                                                                                      100%
      83   Class A-4 Note Percentage multiplied by Regular Principal Distributable Amount (mustbeless or= 80-81)           $0.00
      84   Class A-4 Note Accelerated Principal Distributable Amount                                                       $0.00
      85   Class A-4 Note Principal Distributable Amount (81 + 83 + 84)                                                    $0.00

      86   Class A-4 Note outstanding principal amount: Ending (80 - 85)                                                   $0.00
      87   Class A-4 Note Pool Factor (86 / 79)                                                                             0.000000

      88 Note Principal Distributable Amount - Total all Notes  (58 + 67 + 76 + 85)                                $7,515,308.20
      89 Note outstanding principal amount - Total all Notes: Ending   (60 + 69 + 78 + 87)                       $229,984,691.80
      90 Accelerated Principal Distributable Amount  (57 + 66 + 75 + 84)                                                   $0.00
      91 Note Distributable Amount - Total all Notes (Principal & Interest) (88 + 51)                              $8,788,537.37

      92 Memo: Note Principal Carryover Shortfall - Total for immediately preceding Distribution Date (54 + 63 + 72 + 81)  $0.00

         Calculation of Certificate Interest Distributable Amount
      93 Certificate Interest Accrual Period begins                            09/11/98
      94 Certificate Interest Accrual Period ends                              10/14/98

      95 Certificate Balance as of immediately preceding Distribution Date                                        $12,500,285.00

      96 Certificate Interest Carryover Shortfall                                                                          $0.00
      97 Certificate Interest Accrual over Interest Accrual Period @            6.Certificate Based on 30/360 days    $71,661.36

      98 Certificate Interest Distributable Amount (96 + 97)                                                          $71,661.36

         Calculation of Certificate Principal Distributable Amount
      99 Original Certificate Balance                                                                             $12,500,285.00
     100 Certificate Balance: Beginning (95)                                                                      $12,500,285.00
     101 Certificate Principal Carryover Shortfall for immediately preceding Distribution Date                             $0.00
     102 Certificate Percentage                                                                                             0%
     103 Certificate Percentage multiplied by Regular Principal Distributable Amount                                       $0.00
     104 Certificate Principal Distributable Amount (101 + 103)                                                            $0.00

     105 Certificate Balance: Ending (100 - 104)                                                                  $12,500,285.00
     106 Certificate Pool Factor (105 / 99)                                                                                 1.000000

     107 Certificate Distributable Amount  (Principal & Interest) (98 + 104)                                          $71,661.36

     108 Securities Balance (Notes outstanding principal amount + Certificate Balance) - Beginning (3)           $250,000,285.00
     109 Principal Distribution Amount (88 + 104)                                                                  $7,515,308.20
     110 Securities Balance (Notes outstanding principal amount + Certificate Balance) - Ending (89 + 105)       $242,484,976.80

         Calculation of Total Distribution Amount
     111 Interest Distribution Amount (Note Interest Distributable Amount + Certificate Interest Distributable Amou$1,344,890.53
     112 Principal Distribution Amount (Note Principal Distributable Amount + Certificate Prinicpal Distributable A$7,515,308.20
     113 Total Distribution Amount (111 + 112)                                                                     $8,860,198.73

         NET COLLECTIONS PAYOUT ALLOCATION OF TOTAL DISTRIBUTION AMOUNT

     114 Reinvestment Earnings on Funds in Collection Acct Paid this Period to Servicer  (17)                         $17,112.07
     115 Servicing Fee Paid this Period to Servicer (1.0% / 12 x Beginning Pool Balance)                             $208,333.57

         Note Interest Paid Calculation
     116   Class A-1 Note Interest Carryover Shortfall (Beginning)  (36)                                                   $0.00
     117 Interest Due on Above Beginning Shortfall                                                                         $0.00
     118   Class A-1 Note Interest Distributable Amount  (38)                                                        $872,666.67
     119   Class A-1 Note Interest Paid this Period  (Minimum of 118 and 18 -114 - 115)                              $872,666.67
     120   Class A-1 Note Interest Carryover Shortfall (Ending)  (118 - 119)                                               $0.00

     121   Class A-2 Note Interest Carryover Shortfall (Beginning)  (40)                                                   $0.00
     122 Interest Due on Above Beginning Shortfall                                                                         $0.00
     123   Class A-2 Note Interest Distributable Amount  (42)                                                        $400,562.50
     124   Class A-2 Note Interest Paid this Period  (Minimum of 123 and 18 - 114 - 115 -118)                        $400,562.50
     125   Class A-2 Note Interest Carryover Shortfall (Ending)  (123 - 124)                                               $0.00

     126   Class A-3 Note Interest Carryover Shortfall (Beginning)  (44)                                                   $0.00
     127 Interest Due on Above Beginning Shortfall                                                                         $0.00
     128   Class A-3 Note Interest Distributable Amount  (46)                                                              $0.00
     129   Class A-3 Note Interest Paid this Period  (Minimum of 128 and 18 - 114 - 115 - 118 - 123)                       $0.00
     130   Class A-3 Note Interest Carryover Shortfall (Ending)  (128 - 129)                                               $0.00

     131   Class A-4 Note Interest Carryover Shortfall (Beginning)  (48)                                                   $0.00
     132 Interest Due on Above Beginning Shortfall                                                                         $0.00
     133   Class A-4 Note Interest Distributable Amount  (50)                                                              $0.00
     134   Class A-4 Note Interest Paid this Period  (Minimum of 133 and 18 - 114 - 115 - 118- 123 - 128)                  $0.00
     135   Class A-4 Note Interest Carryover Shortfall (Ending)  (133 - 134)                                               $0.00

     136 Note Interest Carryover Shortfall (Beginning)  (116 + 121 + 126 + 131)                                            $0.00
     137 Interest Due on Above Beginning Shortfall  (117 + 122 + 127 + 132)                                                $0.00
     138 Note Interest Distributable Amount  (51)                                                                  $1,273,229.17
     139 Note Interest Paid this Period   (119 + 124 + 129 + 134)                                                  $1,273,229.17
     140 Note Interest Carryover Shortfall (Ending)  (120 + 125 + 130 + 135)                                               $0.00

         Certificate Interest Paid Calculation
     141 Certificate Interest Carryover Shortfall (Beginning)  (96)                                                        $0.00
     142 Interest Due on Above Beginning Shortfall                                                                         $0.00
     143 Certificate Interest Distributable Amount  (98)                                                              $71,661.36
     144 Certificate Interest Paid this Period  (Minimum of 143 and 18 - 114 - 115 - 139)                             $71,661.36
     145 Certificate Interest Carryover Shortfall (Ending)  (143 - 144)                                                    $0.00

         Note Principal Paid Calculation
     146   Class A-1 Note Principal Carryover Shortfall (Beginning)  (54)                                                  $0.00
     147   Class A-1 Note Principal Distributable Amount  (58)                                                     $7,515,308.20
     148   Class A-1 Note Principal Paid this Period  (Minimum of 147 and 18 - 114 - 115 - 139 - 144)              $7,515,308.20
     149   Class A-1 Note Principal Carryover Shortfall (Ending)  (147 - 148)                                              $0.00

     150   Class A-2 Note Principal Carryover Shortfall (Beginning)  (63)                                                  $0.00
     151   Class A-2 Note Principal Distributable Amount  (67)                                                             $0.00
     152   Class A-2 Note Principal Paid this Period  (Minimum of 151 and 18 - 114 - 115 - 139 - 144 - 147)                $0.00
     153   Class A-2 Note Principal Carryover Shortfall (Ending)  (151 - 152)                                              $0.00

     154   Class A-3 Note Principal Carryover Shortfall (Beginning)  (72)                                                  $0.00
     155   Class A-3 Note Principal Distributable Amount  (76)                                                             $0.00
     156   Class A-3 Note Principal Paid this Period  (Minimum of 155 and 18 - 114 - 115 - 139 - 144 - 147 - 151)          $0.00
     157   Class A-3 Note Principal Carryover Shortfall (Ending)  (155-156)                                                $0.00

     158   Class A-4 Note Principal Carryover Shortfall (Beginning)  (81)                                                  $0.00
     159   Class A-4 Note Principal Distributable Amount  (85)                                                             $0.00
     160   Class A-4 Note Principal Paid this Period  (Minimum of 159 and 18 - 114 - 115 - 139 - 144 - 147 - 151 - 155)    $0.00
     161   Class A-4 Note Principal Carryover Shortfall (Ending)  (159 - 160)                                              $0.00

     162 Note Principal Carryover Shortfall (Beginning)  (146 + 150 + 154 + 158)                                           $0.00
     163 Note Principal Distributable Amount  (88)                                                                 $7,515,308.20
     164 Note Principal Paid this Period  (148 + 152 + 156 + 160)                                                  $7,515,308.20
     165 Note Principal Carryover Shortfall (Ending)  (149 + 153 + 157 + 161)                                              $0.00

         Certificate Principal Paid Calculation
     166 Certificate Principal Carryover Shortfall (Beginning)  (101)                                                      $0.00
     167 Certificate Principal Distributable Amount  (104)                                                                 $0.00
     168 Certificate Principal Paid this Period  (Minimum of 167 and 18 - 114 - 115 - 139 - 144 - 164))                    $0.00
     169 Certificate Principal Carryover Shortfall (Ending)  (167 - 168)                                                   $0.00

         Summary of Distributions Paid from Net Collections this Period
     170 Reinvestment Earnings on Funds in Collection Account Payable to Servicer  (17)                               $17,112.07
     171 Servicing Fee Payable to Servicer (1.0% / 12 x Beginning Pool Balance)  (115)                               $208,333.57
     172 Note Interest Distributable Amount Paid this Period  (139)                                                 1,273,229.17
     173 Certificate Interest Distributable Amount Paid this Period  (144)                                             71,661.36
     174 Note Principal Distributable Amount Paid this Period  (164)                                               $7,515,308.20
     175 Certificate Principal Distributable Amount Paid this Period (168)                                                 $0.00
     176 Surety Fee Payable to Insurer (0.16%/360 x Days in Collection Period x Beg Securities Balance)                33,333.37
     177 Reinsurance Fee Payable to Insurer (2.50%/360 * Days in Collection period * Deposit Coverage Amount)          10,416.68

     178 Total Distributions from Collection Account   (Sum of 170 thru 177)                                       $9,129,394.42

     179 Total Excess Spread Available for Deposit to Spread Account   (18- 178)                                   $1,336,491.43

         SPREAD ACCOUNT RECONCILIATION
     180 Initial Deposit                                                                                                   $1.00
     181 Deposits to Spread Account Prior Collection Periods                                                               $0.00
     182 Deposit to Spread Account this Collection Period    (179)                                                 $1,336,491.43
     183 Reinvestment Earnings on Funds in Spread Acct this Collection Period  01-Seto98         30-Sep-98                 $0.00
     184 Draws from Spread Account Prior Periods                                                                           $0.00

     185 Spread Account Balance     (180 + 181 + 182 + 183 - 184)                                                  $1,336,492.43

     186 Required Spread Account Balance     (Max of 5% x Securities Balance Ending less (198) or 2% x (1) )       $7,124,243.14
     187 Draws from Spread Account this Collection Period   ((185 - 186) if positive, 0 otherwise)                         $0.00
     188 Spread Account Balance net of Draws this Collection Period    (185 - 187)                                 $1,336,492.43

         Delinquency Statistics
     189 Number of Accts Delinquent 30 - 59 Days                                                                          164
     190 Number of Accts Delinquent 60 - 89 Days                                                                            5
     191 Number of Accts Deliquent 90 Days and Over                                                                         0
     192 Total Number of Delinquent Accounts 30 Days and Over  (189 + 190 + 191)                                          169

     193 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                          $1,967,306
     194 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                           $58,189
     195 Aggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                            $0
     196 Total Aggregate Net Outstanding Balance of Delinquent Loans   (193 + 194 + 195)                           $2,025,495

     197 Policy Claim Amount                                                                                               $0.00
     198 Deposit Coverage Amount                                      Lesser of 2% of Orig Securities bal and diffe$5,000,005.70
5% of end Securities bal and 2% of orig bal

         Repossession Statistics
     199 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                              0
     200 Number of Accounts Repossessed During Collection Period                                                           11
     201 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                              0
     202 Number of Accounts in Repo Inventory @ End of Collection Period (199 + 200 - 201)                                 11

     203 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period                  $0.00
     204 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                        97,152.60
     205 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                                 0.00
     206 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period  (203 + 204 - 205)$97,152.60


         Accounts Outstanding Statistics
     207 Original Accounts Outstanding                                                                                 21,013
     208 Remaining Number of Accounts Outstanding @  End of Collection Period                                          20,683

         Calculation of Net Yield
     209 Interest Collected on Contracts                                                                            2,933,465.58
     210 Interest Collected on Contracts - Prior Collection Period                                                          0.00
     211 Interest Collected on Contracts - Two Collection Periods Ago                                                       0.00
     212 Liquidated Contract Balances (less Liquidation proceeds)                                                           0.00
     213 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                                 0.00
     214 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                              0.00
     215 Interest Paid to Securityholders  (111)                                                                    1,344,890.53
     216 Interest Paid to Securityholders - Prior Collection Period                                                         0.00
     217 Interest Paid to Securityholders - Two Collection Periods Ago                                                      0.00
     218 Servicing Fees Paid to Servicer  (171)                                                                      $208,333.57
     219 Servicing Fees Paid to Servicer -  Prior Collection Period                                                        $0.00
     220 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                                      $0.00
     221 Ending Pool Balance  (31)                                                                               $242,484,976.80
     222 Ending Pool Balance - Prior Collection Period                                                                     $0.00
     223 Ending Pool Balance - Two Collection Periods Ago                                                                  $0.00

     224   Net Yield                                                                                                        6.83%

                   A.P.R. Statistics
     225 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                                 14.73%
     226 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                             14.74%


         Credit Loss Statistics
     227 Gross Credit Losses during Collection Period  (25 + 26 + 27 + 28))                                                $0.00
     228 Recoveries during Collection Period  (10+11-12)                                                                    0.00

     229 Net Credit Losses during Collection Period   (227 - 228)                                                          $0.00

     230 Cumulative Net Credit Losses                                                                                      $0.00
     231 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (230  /  1)                              0.00%
     232 Memo:  Cram Down Losses                                                                                           $0.00

     233 Remaining Weighted Average Maturity (Months)                                                                      55.6


         I certify that the computations  reflected above for the collection period ended30-Sep-98rate and have been prepared in accordance with the Sales and Servicing Agreement dated September 1, 1998.

         By :   ______________________________________         Date:  _______________

         Name: Don Duffy
         Title:  Executive Vice President
